BABSON
VALUE
FUND

Annual Report
November 30, 1997

JONES & BABSON
MUTUAL FUNDS



MESSAGE
To Our Shareholders

Babson Value Fund completed its thirteenth full fiscal year on November 30, 1997. In fiscal year 1997, the Fund's total return (price change and reinvested distributions) was 26.9%. This compared favorably with the 23.5% return for our "growth and income" peer group in Lipper's Mutual Fund Performance Analysis, and the 23.4% average return among the large capitalization value category in Morningstar, Inc. The stock market was again buoyed by earnings that were stronger than generally anticipated, declining long-term interest rates, lower inflation and a more stable political and financial environment than existed in most of the rest of the world. Thus the market confounded most prognosticators by surging 28.5% as measured by the unmanaged Standard & Poor's 500 index. This capitalization-weighted index was driven by continued strength in a concentrated group of large capitalization growth stocks.

Longer term comparisons with our peers in the Lipper and Morningstar databases are included in the summaries below. The table shows the consistency of the longer term record of the Fund. For the one, three, five and ten-year periods the Fund's total returns for the fiscal year placed it in the top third of its peer group in both databases. The five-year record was particularly strong...well within the top 10%. For the fiscal year 1997 the "growth style" remained in vogue, extending its period of dominance to over four years. Although we were not in the favored style, our one year rank against our peers was in the top quartile. This record was achieved with lower than average risk. Our Morningstar five-year risk rating is 0.70, meaning that the Fund was 30% less risky than average for equity funds for the period.

The strong long-term record has continued to attract more investors. The number of shareholders (outside those whose shares are held in brokerage accounts) has increased by nearly 10,000 to 34,800, while net assets have surged from $764 million a year ago to $1,419 million as of the end of our fiscal year, an increase of over 85%.

In the latest fiscal year, per share net asset value increased from $38.65 to $47.73. In December 1996, the Fund paid an ordinary income dividend distribution of $0.298 and a long-term capital gain distribution of $0.436, followed by quarterly income dividends of $0.12 in March, $0.10 in June and $0.13 in September. Total distributions in the fiscal year amounted to $1.084 per share. Net investment income was 1.22% of average net assets for the year.

The Funds expense ratio was 0.97% of average net assets. The average expense ratio for the growth and income category as reported in Morningstar was 1.24%, 27% higher than Babson Value Fund. The average for large capitalization value funds was 1.35%, 39% higher. In addition to that, the average 12b-1 charge is 0.34% and, of course many of the other funds in the category have some form of sales charges or "loads." Babson Value Fund has neither 12b-1 nor sales charges.

In December 1997, the Fund made its final distributions of the calendar year. An ordinary income dividend of $0.45, and long-term capital gains of $1.15 per share, totaled $1.60. Those shareholders who elected to reinvest their distributions received their additional shares at a price of $44.28 per share. For corporate shareholders, 72.70% of ordinary income distributions qualify for the corporate dividends received deduction.

We are particularly pleased that the Fund continues to receive favorable mention in leading financial publications. In the year-end 1998
Investor's Guide issue of Fortune dated December 29, 1997, Babson Value Fund was listed favorably among "growth and income" funds (based on the five year average annual return after taxes and loads).

We welcome the new investors who have joined us in the past year, and we look forward to continuing our efforts to provide all our shareholders with consistent, favorable returns in the future.

Sincerely,
/s/ Larry D. Armel
Larry D. Armel
President



                                                  Babson Value Fund

                                        1 Year    3 Years   5 Years   10 Years  1 Year    3 Years   5 Years   10 Years
                                        11/30/96  11/30/94  11/30/92  11/30/87  12/31/96  12/31/94  12/31/92  12/31/86
Comparison with all                        to        to        to        to        to        to        to        to
Lipper Growth & Income Funds            11/30/97  11/30/97  11/30/97  11/30/97  12/31/97  12/31/97  12/31/97  12/31/96
Babson Value Fund Total Return            26.89%    27.92%    21.52%    17.71%    26.51%    26.94%    20.84%    16.93%
Lipper Growth & Income Funds
  Average Total Return                    23.50%    26.28%    17.52%    16.38%    26.99%    26.58%    17.63%    15.87%
BVF Rank among Lipper
  Growth & Income Funds                      147       121         4        26       344       188        13        34
# of Lipper Growth & Income Funds            608       388       235       132       624       402       241       137
Babson Value Fund Percentile, Top            24%       31%        2%       20%       55%       47%        5%       25%
Source: Lipper Analytical
  Securities Corporation

                                        1 Year    3 Years   5 Years   10 Years  1 Year    3 Years   5 Years   10 Years
                                        11/30/96  11/30/94  11/30/92  11/30/87  12/31/96  12/31/94  12/31/92  12/31/86
Comparison with all Morningstar            to        to        to        to        to        to        to        to
Large Capitalization Value Funds            11/30/97  11/30/97  11/30/97  11/30/97  12/31/97  12/31/97  12/31/97  12/31/96
Babson Value Fund Total Return            26.89%    27.92%    21.52%    17.71%    26.51%    26.94%    20.84%    16.93%
Morningstar Large Cap. Value Funds
  Average Total Return                    23.35%    25.77%    17.41%    15.63%    26.60%    26.25%    17.77%    15.79%
BVF Rank among Morningstar
  Large Cap. Value Funds                      57        56        10        18       199       111        12        24
# of Morningstar Large Cap. Value Funds      321       218       137        60       380       261       158        77
Babson Value Fund Percentile, Top            18%       26%        7%       30%       52%       43%        8%       31%
Source: Morningstar, Inc.

Note:	All returns for periods of longer than one year are compound annual rates.
	All returns for Babson Value Fund are net of all fees and expenses. Returns for the averages are net of fees and expenses, but do not include the impact of sales charges.



PORTFOLIO REVIEW

Babson Value Fund is a no-load mutual fund which seeks long-term growth of capital and income by investing in a diversi-fied portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund may be considered "contrarian" in nature in that the portfolio will typically include shares of companies that are relatively unpopular and out-of-favor with general investors.

At the risk of sounding like a broken record, we opened last year's annual report with a discussion of the market's style preferences between "value" and "growth." We observed that the market had favored the growth style for the prior three years, and that it might be time for a change. The same observations we made a year ago apply today... in spades. The bad news is that the style preference continued (among large capitalization stocks) for a fourth consecutive year through the end of December, 1997. The good news is that four years is the longest time that one style has remained in favor without significant interruption since the inception of these indices at the beginning of 1975.

Although there was a brief shift to value during the third quarter, the problems in East Asia caused a knee-jerk return to the security of the high quality growth companies that had finally weakened in the third quarter after dominating the market for so long.

The chart to the right shows the ebbs and flows of the two styles since the prior trough for the value style in December of 1991. A rising line indicates that value was in style, while a falling line shows periods when investors preferred growth. The beginning of the third quarter may yet prove to be the turning point, but it is clearly too early to tell. Investors' concerns about the level of the stock market and the more defensive nature of the large capitalization value style may combine to shift the market preference our way.

CHART

Value Style vs. Growth Style of Investing
S&P/BARRA Value Index divided
by S&P/BARRA Growth Index
Source: BARRA Global Investment Technology

The degree to which the market performance was concentrated in a few favorites is illustrated by the following facts. The fifty firms (10% of the companies) contributing most to the S&P 500 return for the fiscal year accounted for 42% of the weight of the index at the beginning of the year, and provided 65% of the S&P 500's return. The average impact of the favorite fifty on the index return was over sixteen times that of the other 450. Although we owned seven of these powerful fifty, all seven had P/E ratios under the average for the index.

We did not own Microsoft at 54 times earnings, or Warner Lambert, Pfizer and Cisco with P/E's over forty times earnings, or any of the twelve companies selling over thirty times earnings. Among this group we find MCI, Lucent and Dell, more pharmaceuticals, Disney, Home Depot and Schlumberger, and leading consumer staples such as Coca Cola, Gillette, Pepsi and Procter & Gamble. Many of these chips are so blue, they're indigo. In the words of one of our old finance professors, the market is discounting their future cash flows into the hereafter. While these companies surely deserve to sell at a premium, multiples this high constitute a risk we would prefer not to take. So long as these market leaders continue to outperform, index funds will do well. When the P/E premium narrows to more normal levels, index funds will lag. We are not privileged to know exactly (or even approximately) when this will happen, but it will happen.

In the meantime, some of our companies have experienced problems and have disappointed us temporarily. Some of the problems are real and some are only perceived or anticipated. We continue to view them as temporary, and we continue to hold and add to our holdings. If the market provides us with an opportunity to add to companies we like at lower prices we are happy to take advantage of the opportunity. Apple Computer's travails continued to put pressure on the stock, but a recently announced profitable quarter surprised investors, and the stock rebounded 40%. The East Asian difficulties have slowed all kinds of deliveries from sneakers to logs to 777's, and Reebok, Weyerhaeuser and Boeing's share prices have suffered. Sears was overzealous in convincing customers that had declared bankruptcy to make good on their court forgiven debts, and failed to properly file the agreements. The resulting public relations black eye and substantial financial penalty led investors to wonder if other creditors might start putting Sears' bills on the bottom of their piles.
Aetna's efforts to cut costs by reducing head count caused it to get behind in processing claims. Consequently it negotiated new contracts with out of date cost information while health care costs were rebounding. This will lead to a period of reduced profitability. While all of these developments cloud the near term for these companies they appear to us to be sound values given our much longer term perspective.

On the brighter side, PHH was acquired last spring by HFS. This was discussed in our semiannual report. Safety-Kleen decided to enhance shareholder value by entertaining the possible sale of the company. This resulted in a contest by two suitors, one regarded as friendly and one not so friendly. The contest hasn't been decided yet, but it created a total return of 78% for the Fund. We first bought the stock at $15 in 1994, and we have sold most of the holding for more than $27, the level of the friendly cash offer. Travelers acquired Salomon in another merger that provided an even better return. While the merger was completed on the last day of our fiscal year, the terms had been known for a while before that. The share exchange produced a 90% return. Although Travelers is not depressed and deeply undervalued, we consider it a keeper. Chairman Sandy Weill has an exceptional record of revenue and income growth, and the stock has had relative price strength for the last seven years except for a brief period from mid-1993 to mid-1994. Other holdings producing returns of more than 50% for the year were Xerox, Overseas Shipholding, Dana, American Express, U.S. Bancorp and Martin Marietta Materials.

The portfolio continues to have very attractive valuation characteristics. Based on estimated earnings for 1998, the average P/E ratio was 15.9 at our year end, and the average price to book value ratio was 2.8. These values compare favorably with ratios of 19.7 and 3.8, respectively for the S&P 500 stock index. Before expenses, the gross yield of the portfolio is slightly higher than the market index.

We have continued to produce higher returns than average for our peer group of growth and income funds with lower risk. Our low turnover, 17% this year, and asset growth, combined with our attention to the tax consequences to our taxable shareholders of investment changes, have combined to result in high marks from outside reviewers for tax efficiency.

We look forward to another year of challenge and opportunity. Following three years of returns over 20%, we are not expecting a repeat. Whatever the market throws at us we will continue to follow our discipline... a discipline that has produced a very solid long-term record.

David L. Babson & Co. Inc.



PORTFOLIO REVIEW

CHART
Babson Value Fund versus S&P 500*
*Unmanaged stock index

Babson Value Fund's average annual compounded return for one, five and ten year periods as of November 30, 1997, were 26.89%, 21.52% and 17.71% respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than original cost.



STATEMENT OF NET ASSETS
November 30, 1997

   S&P                                                                                    MARKET VALUE
   RANKING**    SHARES  COMPANY                                        COST               (NOTE 1-A)
COMMON STOCKS - 95.66%
AEROSPACE - 4.38%
	B+      667,700 Boeing Co.                              $   27,396,924          $   35,471,563
	NR      274,000 Lockheed Martin Corp.                       21,103,017              26,732,125
								    48,499,941              62,203,688
AIRLINES - 2.28%
	NR      899,482 KLM Royal Dutch Airlines                    25,789,379              32,381,352

BANKS - 9.72%
	B       284,000 Chase Manhattan Corp.                       17,617,106              30,849,500
	A-      526,700 National City Corp.                         18,492,880              35,157,225
	B       327,900 U.S. Bancorp.                               18,069,396              35,269,744
	B+      119,233 Wells Fargo & Co.                           26,026,542              36,634,339
								    80,205,924             137,910,808
CHEMICALS - 2.36%
	B+      552,100 duPont (E.I.) deNemours & Co.               23,050,457              33,436,556

COMPUTER SOFTWARE - 2.42%
	B+      658,600 United Healthcare Corp.                     26,388,312              34,288,362

COMPUTER SYSTEMS - 4.80%
	B-    1,936,200 Apple Computer, Inc.*                       33,160,716              34,367,550
	B-      308,400 International Business Machines Corp.       16,351,762              33,789,075
								    49,512,478              68,156,625
CONSUMER PRODUCTS - 6.82%
	NR      865,955 Grand Metropolitan PLC, ADR                 25,582,266              32,256,824
	A     1,406,100 Limited, Inc.                               25,708,342              33,834,281
	B+      781,600 Reebok International Ltd.*                  28,332,947              30,726,650
								    79,623,555              96,817,755
DIVERSIFIED - 8.20%
	B       754,500 Dana Corp.                                  24,298,150              35,272,875
	NR      276,000 Energy Group PLC                            10,725,624              11,799,000
	NR      487,000 Hanson PLC, ADR                             12,264,407              12,662,000
	B     1,563,100 Illinova Corp.                              35,006,232              37,807,481
	NR      213,400 Martin Marietta Materials, Inc.              5,893,143               7,388,975
	NR      494,000 Millennium Chemicals, Inc.                   9,396,666              11,362,000
								    97,584,222             116,292,331
ENVIRONMENTAL CONTROL - 2.39%
	B+    1,223,000 Safety-Kleen Corp.                          18,904,104              33,938,250

FINANCIAL SERVICES - 12.15%
	B+      397,100 American Express Co.                        16,238,369              31,321,262
	A       267,100 SLM Holding Corp.                           20,137,152              34,489,287
	NR      716,200 Student Loan Corp.                          22,842,353              35,720,475
	B+      316,600 Transamerica Corp.                          22,217,006              34,370,887
	A       718,680 Travelers Group, Inc.                       18,159,575              36,572,002
								    99,594,455             172,473,913
FOREST PRODUCTS AND PAPER - 6.84%
	B       650,400 Potlatch Corp.                              27,151,860              31,625,700
	B+      639,800 Weyerhaeuser Co.                            29,293,744              33,789,437
	B+      901,500 Willamette Industries, Inc.                 27,330,734              31,665,188
								    83,776,338              97,080,325
HEALTH - 2.71%
	B-    1,215,000 Tenet Healthcare*                           27,864,000              38,500,313

INSURANCE - 7.28%
	B-      441,100 Aetna, Inc.                                 31,717,434              33,247,913
	NR      425,400 Allstate Corp.                              18,983,937              36,531,225
	A       168,500 General Re Corp.                            24,819,943              33,447,250
								    75,521,314             103,226,388
OFFICE EQUIPMENT AND SUPPLIES - 4.77%
	A       906,600 Wallace Computer Services, Inc.             23,324,167              31,561,013
	B-      465,400 Xerox Corp.                                 23,187,538              36,155,763
								    46,511,705              67,716,776
PETROLEUM - 4.75%
	B+      409,300 Atlantic Richfield Co.                      24,831,621              33,357,950
	A       645,000 Royal Dutch Petroleum Co.                   24,206,590              33,983,438
								    49,038,211              67,341,388
RETAIL - 9.00%
	B+      682,300 Harcourt General, Inc.                      29,905,805              37,355,925
	B+    1,815,000 K mart Corp.                                19,641,467              22,800,937
	B+      516,158 Penney (J.C.) Co., Inc.                     24,773,819              33,163,151
	B       751,500 Sears, Roebuck & Co.                        32,859,713              34,428,094
								   107,180,804             127,748,107
TRANSPORTATION - 2.32%
	B-    1,347,400 Overseas Shipholding Group, Inc.            24,170,131              32,927,088

UTILITIES - 2.47%
	B       876,800 Texas Utilities Co.                         32,205,920              35,072,000

TOTAL COMMON STOCKS - 95.66%                                       995,421,250           1,357,512,025

CONVERTIBLE PREFERRED STOCK - 0.76%
		195,400 K mart Financing,
			 7.750% trust cv. pfd.                      10,631,207              10,820,275

                                                                                             MARKET VALUE
           FACE AMOUNT  DESCRIPTION                                  COST                    (NOTE 1-A)
SHORT-TERM CORPORATE NOTES - 2.82%
	   $  6,000,000 Ford Motor Credit Co.,
			 5.52%, due December 3, 1997             $   6,000,000          $    6,000,000
	      4,000,000 Ford Motor Credit Co.,
			 5.55%, due December 3, 1997                 4,000,000               4,000,000
	     10,000,000 General Electric Credit Corp.,
			 5.52%, due December 10, 1997               10,000,000              10,000,000
	     10,000,000 General Motors Acceptance Corp.,
			 5.60%, due December 17, 1997               10,000,000              10,000,000
	     10,000,000 Sears Roebuck Acceptance Corp.,
			 5.50%, due December 24, 1997               10,000,000              10,000,000

TOTAL SHORT-TERM CORPORATE NOTES - 2.82%                            40,000,000              40,000,000

REPURCHASE AGREEMENT - 0.42%
	      6,000,000 UMB Bank, n.a.,
			 5.00%, due December 1, 1997
			  (Collateralized by $5,769,000
			  U.S. Treasury Notes,
			  8.875%, due February 15, 1999)             6,000,000               6,000,000

TOTAL INVESTMENTS - 99.66%                                      $1,052,052,457           1,414,332,300

Other assets less liabilities - 0.34%                                                        4,844,390
TOTAL NET ASSETS - 100.00%
  (equivalent to $47.73 per share; 50,000,000 shares of
  $1.00 par value capital shares authorized;
  29,736,424 shares outstanding)                                                        $1,419,176,690

For federal income tax purposes, the identified cost of investments owned at November 30, 1997, was $1,053,217,686.

Net unrealized appreciation for federal income tax purposes was $361,114,614, which is comprised of unrealized appreciation of $361,114,614 and unrealized depreciation of $0.

 *Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1997

ASSETS:
  Investments in securities:
    Common stocks, at market value
     (identified cost  $995,421,250)                            $1,357,512,025
    Convertible preferred stock, at market value
     (identified cost $10,631,207)                                  10,820,275
    Short-term corporate notes, at cost -
     approximates market value                                      40,000,000
    Repurchase agreement, at cost -
     approximates market value                                       6,000,000
      Total investments                                          1,414,332,300

  Cash                                                                 910,931
  Dividends receivable                                               2,318,070
  Interest receivable                                                   96,036
  Receivable for investments sold                                    4,138,374
    Total assets                                                 1,421,795,711

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                  2,619,021
    Total liabilities                                                2,619,021
NET ASSETS                                                      $1,419,176,690

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  997,584,166
  Accumulated undistributed income:
    Undistributed net investment income                             16,435,004
    Undistributed net realized gain on investment transactions      42,877,677
  Net unrealized appreciation in value of investments              362,279,843
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $1,419,176,690

Capital shares, $1.00 par value
  Authorized                                                        50,000,000

  Outstanding                                                       29,736,424

NET ASSET VALUE PER SHARE                                       $        47.73

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends                                                   $   20,835,098
    Interest                                                         3,657,715
                                                                    24,492,813
  Expenses (Note 2):
    Management fees                                                 10,674,266
    Registration fees and expenses                                     187,021
                                                                    10,861,287
      Net investment income (Note 1-B)                              13,631,526

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
   (excluding maturities of
   short-term commercial notes and repurchase agreements):
    Proceeds from sales of investments                             174,740,103
    Cost of investments sold                                       130,899,528
      Net realized gain from investment transactions                43,840,575
Unrealized appreciation of investments:
  Beginning of year                                                146,698,206
  End of year                                                      362,279,843
    Unrealized appreciation of investments during the year         215,581,637
    Net gain on investments                                        259,422,212
    Increase in net assets resulting from operations            $  273,053,738

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1997

                                                                     1997                    1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $    13,631,526         $    7,928,024
  Net realized gain from investment transactions                     43,840,575             11,413,145
  Unrealized appreciation of investments during the year            215,581,637             96,925,072
    Net increase in net assets resulting from operations            273,053,738            116,266,241
Net equalization included in the price of shares issued and
 redeemed                                                            4,673,336               4,618,188

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
   Net investment income                                          (12,079,924)             (6,907,769)
   Net realized gain from investment transactions                 (12,342,336)             (3,264,428)
     Total distributions to shareholders                          (24,422,260)            (10,172,197)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                        676,853,774             454,682,447
  Net asset value of shares issued for reinvestment of
   distributions                                                    18,924,658               7,433,742
								   695,778,432             462,116,189
  Cost of shares repurchased                                     (293,897,196)           (102,196,414)
    Net increase from capital share transactions                   401,881,236             359,919,775
      Total increase in net assets                                 655,186,050             470,632,007

NET ASSETS:
  Beginning of year                                                763,990,640             293,358,633
  End of year (including undistributed net
   investment income of $16,435,004 in 1997
   and $10,210,066 in 1996)                                     $1,419,176,690          $  763,990,640

*Shares issued and repurchased:
   Number of shares sold                                            16,489,404              13,320,263
   Number of shares issued for reinvestment of
    distributions                                                      470,074                 225,544
								    16,959,478              13,545,807
   Number of shares repurchased                                    (6,991,116)             (3,008,074)
     Net increase                                                    9,968,362              10,537,733

**Distributions to shareholders:
    Income dividends per share                                  $        .4753          $         .532
    Capital gains distribution per share                        $        .6087          $        .3446

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks and bonds traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $8,843,061 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.


D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1997 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases               $  566,700,499
	Proceeds from sales        174,740,103


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout each year.

                                                                 Years Ended November 30,
						       1997      1996      1995      1994      1993
Net asset value, beginning of year                  $  38.65  $  31.78  $  25.19  $  25.36  $  22.24

  Income from investment operations:
    Net investment income                               .511      .553      .589      .562      .543
    Net gains or losses on securities
     (both realized and unrealized)                    9.653     7.194     7.205      .577     3.932
  Total from investment operations                    10.164     7.747     7.794     1.139     4.475

  Less distributions:
    Dividends from net investment income              (.475)    (.532)     (.60)    (.398)   (1.030)
    Distributions from capital gains                  (.609)    (.345)    (.604)    (.911)    (.325)
  Total distributions                                (1.084)    (.877)   (1.204)   (1.309)   (1.355)

Net asset value, end of year                        $  47.73  $  38.65  $  31.78  $  25.19  $  25.36

Total return                                          26.89%    24.91%    32.07%     4.51%    21.13%


Ratios/Supplemental Data

Net assets, end of year (in millions)               $  1,419  $    764  $    293  $   120   $    42
Ratio of expenses to average net assets                 .97%      .96%      .98%     .99%     1.00%
Ratio of net investment income to average net assets   1.22%     1.63%     2.12%    2.32%     2.34%
Portfolio turnover rate                                  17%       11%        6%      14%       26%
Average commission paid per equity share traded     $  .0562  $  .0548      -        -         -

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Value Fund, Inc., as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Value Fund, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Ernst & Young LLP

Kansas City, Missouri
December 29, 1997

This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.

Jones & Babson
Mutual Funds

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900
1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com